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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Steven D. Goldby, Chief Executive Officer of Symyx Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)
The Annual Report of Symyx Technologies, Inc. on Form 10-K for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)
The information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc.

By:	/s/ STEVEN D. GOLDBY Steven D. Goldby Chairman of the Board, Chief Executive Officer March 8, 2005

        I, Jeryl L. Hilleman, Executive Vice President and Chief Financial Officer of Symyx Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)
The Annual Report of Symyx Technologies, Inc. on Form 10-K for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)
The information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Symyx Technologies, Inc.

By:	/s/ JERYL L. HILLEMAN Jeryl L. Hilleman Executive Vice President, Chief Financial Officer March 8, 2005

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  EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002